LOANS RECEIVABLE FROM AFFILIATES	12 Months Ended
Dec. 31, 2023
Receivables [Abstract]
LOANS RECEIVABLE FROM AFFILIATES	LOANS RECEIVABLE FROM AFFILIATES
Related party transactions are conducted in the normal course of business and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.
Coastal GasLink Pipeline Limited Partnership
TC Energy holds a 35 per cent equity interest in Coastal GasLink LP and has been contracted to develop and operate the Coastal GasLink pipeline.
Subordinated Demand Revolving Credit Facility
The Company has a subordinated demand revolving credit facility with Coastal GasLink LP to provide additional short-term liquidity and funding flexibility to the project. The facility bears interest at a floating market-based rate and has a capacity of     $100 million (2022 – $100 million) with no outstanding balance at December 31, 2023 and 2022. This revolver was not impacted by the impairment charges recognized to date.
Subordinated Loan Agreement
In 2021, TC Energy entered into a subordinated loan agreement with Coastal GasLink LP, which was amended on July 28, 2022. At December 31, 2023, the total capacity committed by TC Energy under this subordinated loan agreement was $3.4 billion (2022 – $1.3 billion) with an outstanding balance of $2,520 million (2022 – $250 million). In the year ended December 31, 2023, $2,020 million (2022 – $250 million) was impaired. Refer to Note 8, Coastal GasLink, for additional information.
Sur de Texas
TC Energy holds a 60 per cent equity interest in a joint venture with IEnova to own the Sur de Texas pipeline, for which TC Energy is the operator. In 2017, TC Energy entered into a MXN$21.3 billion unsecured revolving credit facility with the joint venture, which bore interest at a floating rate and was fully repaid upon maturity on March 15, 2022 in the amount of $1.2 billion.
The Company's Consolidated statement of income reflects the related interest income and foreign exchange impact on this loan receivable until its repayment on March 15, 2022, which were fully offset upon consolidation with corresponding amounts included in TC Energy’s proportionate share of Sur de Texas equity earnings as follows:

year ended December 31				Affected line item in the Consolidated statement of income
(millions of Canadian $)	2023	2022	2021

Interest income[1]	—	19	87	Interest income and other
Interest expense[2]	—	(19)	(87)	Income (loss) from equity investments
Foreign exchange losses[1]	—	(28)	(41)	Foreign exchange (gains) losses, net
Foreign exchange gains[1]	—	28	41	Income from equity investments
1Included in the Corporate segment.
2Included in the Mexico Natural Gas Pipelines segment.
On March 15, 2022, as part of refinancing activities with the Sur de Texas joint venture, the peso-denominated inter-affiliate loan discussed above was replaced with a new U.S. dollar-denominated inter-affiliate loan of an equivalent $1.2 billion (US$938 million) with a floating interest rate. On July 29, 2022, the Sur de Texas joint venture entered into an unsecured term loan agreement with third parties, the proceeds of which were used to fully repay the U.S. dollar-denominated inter-affiliate loan with TC Energy.